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                                              Filed Pursuant to Rule 497(e)
                                              Registration File No.: 33-81012

                       SUPPLEMENT TO THE PROSPECTUS OF
                          TCW/DW TOTAL RETURN TRUST
                           DATED SEPTEMBER 30, 1997

   The first paragraph of the subsection entitled "Portfolio Management" in the section of the Prospectus entitled "INVESTMENT OBJECTIVES AND POLICIES" is hereby replaced by the following:

   The Fund's portfolio is actively managed by its Adviser with a view to achieving the Fund's investment objective. James A. Tilton, Managing Director of the Adviser and Thomas K. McKissick, a member of TCW's Equity Policy Committee, are the primary portfolio managers of the Fund. Mr. Tilton has been a portfolio manager of the Fund since its inception and has been a portfolio manager with affiliates of TCW since 1980. Mr. McKissick has been a portfolio manager of the Fund since October 1997 and has been employed by TCW since 1985 first as an equity analyst and since 1990 as a portfolio manager in TCW's Large Cap Equity Group.

November 11, 1997